LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JUNE 3, 2016

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MAY 1, 2016 OF

WESTERN ASSET SHORT-TERM BOND FUND

The section titled “Management – Investment professionals” in the fund’s Summary Prospectus and in the fund’s Prospectus is deleted and replaced with the following:

Investment professionals: S. Kenneth Leech (Chief Investment Officer) and Dennis J. McNamara (Portfolio Manager). Mr. Leech has been a part of the portfolio management team for the fund since 2014. Mr. McNamara has been a part of the portfolio management team for the fund since 2012. These investment professionals, both of whom are employed by Western Asset, work together with a broader investment management team. John Bellows (Portfolio Manager/Research Analyst) will join the fund’s portfolio management team on June 30, 2016.

The section titled “More on fund management – Investment professionals” in the fund’s Prospectus is deleted and replaced with the following:

The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer) and Dennis J. McNamara (Portfolio Manager). Mr. Leech has been a part of the portfolio management team for the fund since 2014. Mr. McNamara has been a part of the portfolio management team for the fund since 2012. Messrs. Leech and McNamara have been employed by Western Asset as investment professionals for more than five years. John Bellows (Portfolio Manager/Research Analyst) will join the fund’s portfolio management team on June 30, 2016. Mr. Bellows has been employed by Western Asset as an investment professional since 2012. From 2009 to 2011, he was employed by the U.S. Department of the Treasury as Acting Assistant Secretary for Economic Policy, Deputy Assistant Secretary for Microeconomic Analysis and Senior Advisor in the Office of Economic Policy.

The SAI provides information about the investment professionals’ compensation, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Please retain this supplement for future reference.

WASX279775